Exhibit 3.113

CERTIFICATE OF INCORPORATION

OF

LADSTOCK SECOND CORPORATION

ARTICLE FIRST

NAME

The name of the Corporation is LADSTOCK SECOND CORPORATION.

ARTICLE SECOND

REGISTERED OFFICE

The address of its registered office in the State of Delaware is 410 South State Street, c/o United Corporate Services, Inc., in the City of Dover, County of Kent. The name of its registered agent at such address is United Corporate Services, Inc.

ARTICLE THIRD

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activities for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE FOURTH

CAPITAL STOCK CLASSES

The total number of shares of all classes of capital stock which the Corporation has the authority to issue is 11,000 shares which are divided into two classes as follows:

10,000 shares of Preferred Stock (Preferred Stock) without par value, and

1,000 shares of Common Stock (Common Stock) $1.00 par value per share.

Shares of Preferred Stock and Common Stock of the Corporation shall not be transferred or sold without the prior written approval of the Board of Directors.

The designations, voting powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of the above classes of stock are as follows:

I. Preferred Stock

1. Issuance in Series.

Shares of Preferred Stock may be issued in one or more series at such time or times, and for such consideration or considerations as the Board of Directors may determine. All shares of any one series of Preferred Stock will be identical with each other in all respects, except that shares of one series issued at different times may differ as to dates from which dividends thereon may be cumulative. All series will rank equally and be identical in all respects, except as permitted by the following provisions of paragraph 2 of this Division I.

2. Authority of the Board with Respect to Series.

The Board of Directors is authorized, at any time and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series with such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in this Certificate of Incorporation or any amendment thereto including, but not limited to, determination of any of the following:

(a) the distinctive serial designation and the number of shares constituting a series;

(b) the dividend rate or rates, whether dividends are cumulative and, if so, from which date, the payment date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

(c) the voting powers, full or limited, if any, of the shares of the series;

(d) whether the shares are redeemable and, if so, the price or prices at which, and the terms and conditions on which, the shares may be redeemed;

(e) the amount or amounts payable upon the shares in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation prior to any payment or distribution of the assets of the Corporation to any class or classes of stock of the Corporation ranking junior to the Preferred Stock;

(f) whether the shares are entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of shares of a series and, if so entitled, the amount of the fund and the manner of its application, including the price or prices at which the shares may be redeemed or purchased through the application of the fund;

(g) whether the shares are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and the adjustments thereof, if any, at which the conversion or exchange may be made, and any other terms and conditions of the conversion or exchange; and

(h) any other preferences, privileges and powers, and relative participating, optional or other special rights, and qualifications, limitations or restrictions of a series, as the Board of Directors may deem advisable and as are not inconsistent with the provisions of this Certificate of Incorporation.

3. Dividends.

Before any dividends on any class or classes of stock of the Corporation ranking junior to the Preferred Stock (other than dividends payable in shares of any class or classes of stock of the Corporation ranking junior to the Preferred Stock) may be declared or paid or set apart for payment, the holders of shares of Preferred Stock of each series are entitled to such cash dividends, but only when and as declared by the Board of Directors out of funds legally available therefor, as they may be entitled to in accordance with the resolution or resolutions adopted by the Board of Directors providing for the issue of the series, payable on such dates in each year as may be fixed in the resolution or resolutions. The term “class or classes of stock of the Corporation ranking junior to the Preferred Stock” means the Common Stock and any other class or classes of stock of the Corporation hereafter authorized which rank junior to the Preferred Stock as to dividends or upon 1iquidation.

4. Voting Rights.

Unless and except to the extent otherwise required by law or provided in the resolution or resolutions of the Board of Directors creating any series of Preferred Stock pursuant to this Division I, the holders of the Preferred Stock shall have no voting power with respect to any matter whatsoever.

II. Common Stock

1. Dividends.

Subject to the preferential rights of the Preferred Stock, the holders of the Common Stock are entitled to receive, to the extent permitted by law or the By-Laws of the Corporation, such dividends as may be declared from time to time by the Board of Directors.

2. Liquidation.

In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock, holders of Common Stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively. The Board of Directors may distribute in kind to the holders of Common Stock such remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other entity and receive payment therefor in cash, stock or obligations of such other corporation, trust or other entity, or any combination thereof, and may sell all or any part of the consideration so received and distribute any balance thereof in kind to holders of Common Stock. The merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the Corporation of any class, shall not be deemed to be a dissolution, liquidation or winding up of the Corporation for the purposes of this paragraph.

3. Voting Rights.

Except as may be otherwise required by law or this Certificate of Incorporation, each holder of Common Stock has one vote in respect of each share of stock held by him of record on the books of the Corporation on all matters voted upon by the stockholders.

4. Preemptive Rights.

Each holder of Common Stock of the Corporation shall have the first right (subject to pragmatic adjustments to avoid the issue of fractional shares) to purchase shares of any class of capital stock of the Corporation that may hereafter from time to time be issued (whether or not presently authorized) or any securities exchangeable for or convertible into any class of capital stock or any warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire the foregoing securities of the Corporation, in the ratio that the number of shares of Common Stock he holds at the time of the issue bears to the total number of shares of Common Stock, outstanding, provided, however, this right shall be deemed waived by any holder of Common Stock who does not exercise it and pay for the securities preempted within thirty days of receipt of a notice in writing from the Corporation inviting him to exercise the right.

ARTICLE FIFTH

NAME AND ADDRESS OF INCORPORATOR

The name and mailing address of the Incorporator is as follows:

NAME	MAILING ADDRESS
Jacob Friedlander	LeBoeuf, Lamb, Leiby & MacRae 140 Broadway New York, New York 10005

I, THE UNDERSIGNED, being the Incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 9th day of October, 1981.

/s/ Jacob Friedlander
Jacob Friedlander

State of New York     )

                                    ) ss.:

County of New York )

Be it remembered that on this 9th day of October, 1981, personally appeared before me a Notary Public in and for the county and state aforesaid, Jacob Friedlander, the party to the foregoing Certificate of Incorporation, known to me personally to be such, and acknowledged the said Certificate to be the act and deed of the signer, and that the facts therein stated are truly set forth.

Giver under my hand and seal of office the day and year aforesaid.

/s/ Michael Groll
Notary Public MICHAEL GROLL Notary Public, State of New York No. 31-4685898 Qualified in New York County Commission Expires March 30, 1982

LADSTOCK SECOND CORPORATION:

CERTIFICATE OF DESIGNATION

OF THE RIGHTS AND PREFERENCES

OF ITS PREFERRED STOCK, 1982 SERIES A

The undersigned, being the President of Ladstock Second Corporation, a Delaware corporation administered in the United Kingdom (the “Corporation”), DOES HEREBY CERTIFY, pursuant to Section 151(g) of the Delaware General Corporation law and Article Fourth (I) of the Corporation’s Certificate of Incorporation, that the following is a true and correct copy of certain resolutions adopted by unanimous written consent of the Directors of the Corporation as of March 30, 1982 for the purpose of designating a series of the Preferred Stock authorized to be issued by the Corporation as “Preferred Stock, 1982 Series A” and stating the preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Preferred Stock 1982, Series A:

RESOLVED, that, pursuant to Article Fourth (I) of the Corporation’s Certificate of Incorporation, 9,460 shares of the Corporation’s Preferred Stock without par value be, and they hereby are, designated as the Corporation’s “Preferred Stock, 1982 Series A” (hereinafter sometimes referred to as “Series A”).

RESOLVED, that pursuant to Article Fourth (I) of the Corporation’s Certificate of Incorporation, the preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Preferred Stock, 1982 Series A, be, and they hereby are, stated to be as follows:

First: Each share of Series A shall entitle the holder thereof to a cumulative dividend at an annual rate equal to 8% of the consideration received by the Corporation for such share, and no more, payable out of surplus or net profits of the Corporation as and when declared by the Board of Directors, but it shall entitle the holder thereof to no other dividend.

Second: No share of Series A shall entitle the holder thereof to any voting rights, except with respect to any change in the provisions of this resolution adversely affecting the preferences and relative, participating, optional and other special rights of such share, which change shall be submitted to the holders of the shares of Series A at any special or general meeting of the shareholders, for a vote of the holders of such shares. A positive vote of a majority of the Series A shares outstanding shall be required to approve any such change so submitted.

Third: The Corporation may from time to time at its sole discretion call any or all of the shares of Series A for redemption at a redemption price of $2000 per share.

Fourth: Upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, each share of Series A shall entitle the holder thereof to receive the sum of (i) $2000 plus (ii) the aggregate amount of any cumulative dividends accrued but unpaid with respect thereto, prior to any payment or distribution of the assets of the Corporation to any class or classes of stock of the Corporation ranking junior to Series A. If one or more other series of the Corporation’s Preferred Stock shall be outstanding and shall rank equally with Series A, and if sufficient funds shall not exist to pay the holders of such shares and the holders of Series A shares all monies to which they shall be entitled upon the liquidation, dissolution or winding up of the Corporation, then each share of Series A shall entitle the holder thereof only to his pro rata share of such funds as are available, based upon the consideration paid for such share and the aggregate amount of any cumulative dividends accrued but unpaid with respect thereto.

Fifth: The shares of Series A shall not be entitled to the benefit of a sinking or retirement fund.

Sixth: The shares of Series A shall not be convertible into, or exchangeable for, shares of any other class or series of stock of the Corporation.

In witness whereof, I have this 30th day of March, 1982 hereunto set my hand.

/s/ Cyril Stein
Name:	Cyril Stein President

Attest:

/s/ Christopher Henry Andrews
Name:	Christopher Henry Andrews Secretary

LADSTOCK SECOND CORPORATION:

CERTIFICATE OF DESIGNATION

OF THE RIGHTS AND PREFERENCES

OF ITS PREFERRED STOCK, SERIES B

The undersigned, being the President of Ladstock Second Corporation, a Delaware corporation administered in the United Kingdom (the “Corporation”), DOES HEREBY CERTIFY, pursuant to Section 151(g) of the Delaware General Corporation law and Article Fourth (I) of the Corporation’s Certificate of Incorporation, that the following is a true and correct copy of certain resolutions adopted by unanimous written consent of the Directors of the Corporation as of December 20th, 1982 for the purpose of designating a series of the Preferred Stock authorized to be issued by the Corporation as “Preferred Stock, Series B” and stating the preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Preferred Stock, Series B:

RESOLVED, that, pursuant to Article Fourth (I) of the Corporation’s Certificate of Incorporation, 200 shares of the Corporation’s Preferred Stock without par value be, and they hereby are, designated as the Corporation’s “Preferred Stock, Series B” (hereinafter sometimes referred to as “Series B”).

RESOLVED, that, pursuant to Article Fourth (I) of the Corporation’s Certificate of Incorporation, the preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Preferred Stock, Series B, be, and they hereby are, stated to be as follows:

First: Each share of Series B shall entitle the holder thereof to a cumulative dividend at an annual rate equal to 8% of the consideration received by the Corporation for such share, and no more, payable out of surplus or net profits of the Corporation as and when declared by the Board of Directors, but it shall entitle the holder thereof to no other dividend.

Second: Each share of Series B shall rank equally with all shares of all series of Preferred Stock heretofore issued by the Corporation.

Third: No share of Series B shall entitle the holder thereof to any voting rights, except with respect to any change in the provisions of this resolution adversely affecting the preferences and relative, participating, optional and other special rights of such share, which change shall be submitted to the holders of the shares of Series B at any special or general meeting of the shareholders, for a vote of the holders of such shares. A positive vote of a majority of the Series B shares outstanding shall be required to approve any such change so submitted.

Fourth: The Corporation may from time to time at its sole discretion call any or all of the shares of Series B for redemption at a redemption price of $2,000 per share.

Fifth: Upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, each share of Series B shall entitle the holder thereof to receive the sum of (i) $2,000 plus (ii) the aggregate amount of any cumulative dividends accrued but unpaid with respect thereto, prior to any payment or distribution of the assets of the Corporation to any class or classes of stock of the Corporation ranking junior to Series B. If one or more other series of the Corporation’s Preferred Stock shall be outstanding and shall rank equally with Series B, and if sufficient funds shall not exist to pay the holders of such shares and the holders of Series B shares all monies to which they shall be entitled upon the liquidation, dissolution or winding up of the Corporation, then each share of Series B shall entitle the holder thereof only to his pro rata share of such funds as are available, based upon the consideration paid for such share and the aggregate amount of any cumulative dividends accrued but unpaid with respect thereto.

Sixth: The shares of Series B shall not be convertible into, or exchangeable for, shares of any class or series of stock of the Corporation.

IN WITNESS WHEREOF, I have this 20th day of December, 1982 hereunto set my hand.

[SEAL]	/s/ Cyril Stein Name: Cyril Stein President

/s/ Christopher Henry Andrews
Name:	Christopher Henry Andrews Secretary

LADSTOCK SECOND CORPORATION

CERTIFICATE OF DESIGNATION

OF THE RIGHTS AND PREFERENCES

OF ITS PREFERRED STOCK, SERIES C

The undersigned, being a Vice President of Ladstock Second Corporation, a Delaware corporation administered in the United Kingdom (the “Corporation”), DOES HEREBY CERTIFY, pursuant to Section 151(g) of the Delaware General Corporation Law and Article Fourth (I) of the Corporation’s Certificate of Incorporation, that the following is a true and correct copy of certain resolutions adopted by unanimous written consent of the Directors of the Corporation as of December 19, 1983 for the purpose of designating a series of the Preferred Stock authorized to be issued by the Corporation as “Preferred Stock, Series C” and stating the preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Preferred Stock, Series C:

RESOLVED, that, pursuant to Article Fourth (I) of the Corporation’s Certificate of Incorporation, 340 shares of the Corporation’s Preferred Stock without par value be, and they hereby are, designated as the Corporation’s “Preferred Stock, Series C” (hereinafter sometimes referred to as “Series C”).

RESOLVED, that, pursuant to Article Fourth (I) of the Corporation’s Certificate of Incorporation, the preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Preferred Stock, Series C, be, and they hereby are, stated to be as follows:

First: Each share of Series C shall entitle the holder thereof to a cumulative dividend at an annual rate equal to 8% of the consideration received by the Corporation for such share, and no more, payable out of surplus or net profits of the Corporation as and when declared by the Board of Directors, but it shall entitle the holder thereof to no other dividend.

Second: Each share of Series C shall rank equally with all shares of all series of Preferred Stock heretofore issued by the Corporation.

Third: No share of Series C shall entitle the holder thereof to any voting rights, except with respect to any change in the provisions of this resolution adversely affecting the preferences and relative, participating, optional and other special rights of such share, which change shall be submitted to the holders of the shares of Series C at any special or general meeting of the shareholders, for a vote of the holders of such shares. A positive vote of a majority of the Series C shares outstanding shall be required to approve any such change so submitted.

Fourth: The Corporation may from time to time at its sole discretion call any or all of the shares of Series C for redemption at a redemption price of $2,000 per share.

Fifth: Upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, each share of Series C shall entitle the holder thereof to receive the sum of (i) $2,000 plus (ii) the aggregate amount of any cumulative dividends accrued but unpaid with respect thereto, prior to any payment or distribution of the assets of the Corporation to any class or classes of stock of the Corporation ranking junior to Series C. If one or more other series of the Corporation’s Preferred Stock shall be outstanding and shall rank equally with Series C, and if sufficient funds shall not exist to pay the holders of such shares and the holders of Series C shares all monies to which they shall be entitled upon the liquidation, dissolution or winding up of the Corporation, then each share of Series C shall entitle the holder thereof only to his pro rata share of such funds as are available, based upon the consideration paid for such share and the aggregate amount of any cumulative dividends accrued but unpaid with respect thereto.

Sixth: The shares of Series C shall not be convertible into, or exchangeable for, shares of any class or series of stock of the Corporation.

IN WITNESS WHEREOF, I have this 21st day of December, 1983 hereunto set my hand.

/s/ Anthony Granam Long
Name:	Anthony Granam Long
Vice President

Attest:

/s/ Christopher Henry Andrews
Name:	Christopher Henry Andrews Secretary

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

LADSTOCK SECOND CORPORATION

The undersigned, being President of LADSTOCK SECOND CORPORATION, a Delaware corporation (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is LADSTOCK SECOND CORPORATION.

SECOND: The date it filed its Certificate of Incorporation with the Secretary of State of the State of Delaware was October 13, 1981.

THIRD: Article FOURTH of the Certificate of Incorporation of the Corporation, which Article states the number of shares, par value, designations, preferences, or relative, participating, optional, or other special rights of the shares, is hereby amended to increase the total number of shares of all classes of capital stock to 31,000 and to increase the shares of Preferred Stock (“Preferred Stock”) without par value to an aggregate of 30,000 shares. To effect such amendment, the first sentence of said Article FOURTH is hereby amended to read in its entirety as follows:

FOURTH: The total number of shares of all classes of capital stock which the Corporation has the authority to issue is 31,000 shares, which are divided into two classes as follows:

30,000 shares of Preferred Stock (Preferred Stock) without par value, and

1,000 shares of Common Stock (Common Stock) par value $1.00 per share.”

FOURTH: That the amendment set forth above was duly adopted by the written consent of the sole holder of all of the issued and outstanding shares of the Corporation’s stock (both common and preferred), pursuant to Sections 228 and 242 of the Delaware General Corporation Law.

FIFTH: That the remainder of the Corporation’s Certificate of Incorporation, including, with limitation, the remainder of Article FOURTH thereof, was not otherwise amended by such shareholder consent and remains in full force and effect.

IN WITNESS WHEREOF, I have hereunto signed my name and affirm that the statements made herein are true under the penalties of perjury, this 7th day of February, 1984.

By:	/s/ C. Stein
Name:	C. Stein
Title:	President
Ladstock Second Corporation

Attest:

/s/ Christopher Henry Andrews
Christopher Henry Andrews Secretary
Ladstock Second Corporation

LADSTOCK SECOND CORPORATION:

CERTIFICATE OF DESIGNATION

OF THE RIGHTS AND PREFERENCES

OF ITS PREFERRED STOCK, SERIES D

The undersigned, being President of Ladstock Second Corporation, a Delaware corporation administered in the United Kingdom (the “Corporation”), DOES HEREBY CERTIFY, pursuant to Section 151(g) of the Delaware General Corporation law and Article FOURTH (I) of the Corporation’s Certificate of Incorporation, that the following is a true and correct copy of certain resolutions adopted by unanimous written consent of the Directors of the Corporation as of September 21, 1984 for the purpose of designating a series of the Preferred Stock authorized to be issued by the Corporation as “Preferred Stock, Series D” and stating the preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Preferred Stock, Series D:

RESOLVED, that, pursuant to Article FOURTH (I) of the Corporation’s Certificate of Incorporation, 15,000 shares of the Corporation’s Preferred Stock without par value be, and they hereby are, designated as the Corporation’s “Preferred Stock, Series D” (hereinafter sometimes referred to as “Series D”).

RESOLVED, that, pursuant to Article FOURTH (I) of the Corporation’s Certificate of Incorporation, the preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Preferred Stock, Series D, be, and they hereby are, stated to be as follows:

First: Each share of Series D shall entitle the holder thereof to a cumulative dividend at an annual rate equal to 8% of the consideration received by the Corporation for such share, and no more, payable out of surplus or net profits of the Corporation as and when declared by the Board of Directors, but it shall entitle the holder thereof to no other dividend.

Second: Each share of Series D shall rank equally with all shares of all series of Preferred Stock heretofore issued by the Corporation.

Third: No share of Series D shall entitle the holder thereof to any voting rights, except with respect to any change in the provisions of this resolution adversely affecting the preferences and relative, participating, optional and other special rights of such share, which change shall be submitted to the holders of the shares of Series D at any special or general meeting of the shareholders, for a vote of the holders of such shares. A positive vote of a majority of the Series D shares outstanding shall be required to approve any such change so submitted.

Fourth: The Corporation may from time to time at its sole discretion call any or all of the shares of Series D for redemption at a redemption price of $2,000 per share.

Fifth: Upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, each share of Series D shall entitle the holder thereof to receive the sum of (i) $2,000 plus (ii) the aggregate amount of any cumulative dividends accrued but unpaid with respect thereto, prior to any payment or distribution of the assets of the Corporation to any class or classes of stock of the Corporation ranking junior to Series D. If one or more other series of the Corporation’s Preferred Stock shall be outstanding and shall rank equally with Series D, and if sufficient funds shall not exist to pay the holders of such shares and the holders of Series D shares all monies to which they shall be entitled upon the liquidation, dissolution or winding up of the Corporation, then each share of Series D shall entitle the holder thereof only to his pro rata share of such funds as are available, based upon the consideration paid for such share and the aggregate amount of any cumulative dividends accrued but unpaid with respect thereto.

Sixth: The shares of Series D shall not be convertible into, or exchangeable for, shares of any class or series of stock of the Corporation.

IN WITNESS WHEREOF, I have this 21st day of September, 1984 hereunto set my hand.

/s/ C. Stein
Name: C. Stein
Title: President

Attest:

/s/ Christopher Henry Andrews
Name: Christopher Henry Andrews
Title: Secretary

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

LADSTOCK SECOND CORPORATION

The undersigned, being Vice President of LADSTOCK SECOND CORPORATION, a Delaware corporation administered in the United Kingdom (the “Corporation”), hereby certifies as follows:

FIRST: The name of the Corporation is LADSTOCK SECOND CORPORATION.

SECOND: The date the Corporation filed its Certificate of Incorporation with the Secretary of State of the State of Delaware was October 13, 1981.

THIRD: Article FOURTH of the Certificate of Incorporation of the Corporation, which article states the number of shares, par value, designations, preferences or relative, participating, optional or other special rights of the shares be, and it hereby is, amended to increase the total number of shares of all classes of capital stock to 106,000 and to increase the total number of shares of Preferred Stock (“Preferred Stock”) without par value to an aggregate number of 105,000 shares.

To effect such amendment, the first sentence of the said Article FOURTH is hereby amended to read in full as follows:

“The total number of shares of all classes of capital stock which the Corporation has the authority to issue is 106,000 shares, which are divided into two classes as follows:

105,000 shares of Preferred Stock (Preferred Stock) without par value, and

1,000 shares of Common Stock (Common Stock) par value $1.00 per share.”

FOURTH: That the amendment set forth above was duly adopted by written consent, dated December 19, 1985 of the sole holder of all of the issued and outstanding shares of the Corporation’s stock (Common Stock and Preferred Stock), pursuant to Sections 228(a) and 242 of the Delaware General Corporation Law.

FIFTH: That the remainder of the Corporation’s Certificate of Incorporation, including, without limitation, the remainder of Article FOURTH thereof, was not amended by such shareholder’s consent and remains in full force and effect.

IN WITNESS WHEREOF, I have hereunto signed my name and affirm that the statements made herein are true under the penalties of perjury, this 20th day of December, 1985.

By:	/s/ Derek James Sate
Name:	Derek James Sate
Title:	Vice President

ATTEST:

/s/ Christopher Henry Andrews
Secretary

LADSTOCK SECOND CORPORATION

CERTIFICATE CONCERNING AN INCREASE

IN NUMBER OF SHARES OF ITS PREFERRED

STOCK, SERIES D, TO WHICH PRIOR

CERTIFICATE OF DESIGNATION APPLIES

The undersigned, being Vice President of LADSTOCK SECOND CORPORATION, a Delaware corporation administered in the United Kingdom (the “Corporation”), DOES HEREBY CERTIFY, pursuant to Section 151(g) of the Delaware General Corporation Law and Article FOURTH (I) of the Corporation’s Certificate of Incorporation, that

FIRST: The number of shares of the Corporation’s Preferred Stock, Series D, to which the Certificate of Designation, dated September 21, 1984 and filed with the Secretary of State of the State of Delaware on September 24, 1984, applies, has been increased by 13,000 from 15,000 to a total of 28,000.

SECOND: Such increase was authorized and directed by a resolution of the Corporation’s Board of Directors pursuant to Section 151 (g) of the Delaware General Corporation Law and Article FOURTH (I) of the Corporation’s Certificate of Incorporation, such resolution having been adopted by unanimous written consent on December 16, 1985.

IN WITNESS WHEREOF, I have this 20th day of December, 1985 hereunto set my hand.

By:	/s/ Derek James Sate
Name:	Derek James Sate
Title:	Vice President

ATTEST:

/s/ Christopher Henry Andrews
Secretary

LADSTOCK SECOND CORPORATION:

CERTIFICATE OF DESIGNATIONS

OF THE RIGHTS AND PREFERENCES

OF ITS PREFERRED STOCK, SERIES F

The undersigned, being Vice President of LADSTOCK SECOND CORPORATION, a Delaware corporation administered in the United Kingdom (the “Corporation”), DOES HEREBY CERTIFY, pursuant to Section 151(g) of the Delaware General Corporation law and Article FOURTH (I) of the Corporation’s Certificate of Incorporation, that the following is a true and correct copy of certain resolutions adopted by unanimous written consent of the Directors of the Corporation as of December 16, 1985 for the purpose of designating a series of the Preferred Stock authorized to be issued by the Corporation as “Preferred Stock, Series F” and stating the preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Preferred Stock, Series F.

RESOLVED, that, pursuant to Article FOURTH (I) of the Corporation’s Certificate of Incorporation, 10,000 shares of the Corporation’s Preferred Stock without. par value be, and they hereby are, designated as the Corporation’s “Preferred Stock, Series F” (hereinafter sometimes referred to as “Series F”).

RESOLVED, that, pursuant to Article FOURTH (I) of the Corporation’s Certificate of Incorporation, the preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Preferred Stock, Series F, be, and they hereby are, stated to be as follows:

First: Each Share of Series F shall entitle the holder thereof to a cumulative dividend at an annual rate equal to 8% of the consideration received by the Corporation for such share, and no more, payable out of surplus or net profits of the Corporation as and when declared by the Board of Directors, but it shall entitle the holder thereof to no other dividend.

Second: Each share of Series F shall rank equally with all shares of Preferred Stock heretofore issued by the Corporation.

Third: No share of Series F shall entitle the holder thereof to any voting rights, except with respect to any change in the provisions of this resolution adversely affecting the preferences and relative, participating, optional and other special rights of such share, which change shall be submitted to the holders of the shares of Series F at any special or general meeting of the shareholders, for a vote of the holders of such shares. A positive vote of a majority of the Series F shares outstanding shall be required to approve any such change so submitted.

Fourth: The Corporation may from time to time at its sole discretion call any or all of the shares of Series F for redemption at a redemption price of $2, 000 per share.

Fifth: Upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, each share of Series F shall entitle the holder thereof to receive the sum of (i) $2, 000 plus (ii) the aggregate amount of any cumulative dividends accrued but unpaid with respect thereto, prior to any payment or distribution of the assets of the Corporation to any class or classes of stock of the Corporation ranking junior to Series F. If one or more other series of the Corporation’s Preferred Stock shall be outstanding and shall rank equally with Series F, and if sufficient funds shall not exist to pay the holders of such shares and the holders of Series F shares all monies to which they shall be entitled upon the liquidation, dissolution or winding up of the Corporation, then each share of Series F shall entitle the holder thereof only to his pro rata share of such funds as are available, based upon the consideration paid for such share and the aggregate amount of any cumulative dividends accrued but unpaid with respect thereto.

Sixth: The shares of Series F shall not be convertible into or exchangeable for, shares of any class or series of stock of the Corporation.

IN WITNESS WHEREOF, I have this 20th day December 1985 hereunto set my hand.

By:	/s/ Derek James Sate
Name:	Derek James Sate
Title:	Vice President

ATTEST:

/s/ Christopher Henry Andrews
Secretary

LADSTOCK SECOND CORPORATION:

CERTIFICATE OF DESIGNATIONS

OF THE RIGHTS AND PREFERENCES

OF ITS PREFERRED STOCK, SERIES G

The undersigned, being Vice President of LADSTOCK SECOND CORPORATION, a Delaware corporation administered in the United Kingdom (the “Corporation”), DOES HEREBY CERTIFY, pursuant to Section 151(g) of the Delaware General Corporation law and Article FOURTH (I) of the Corporation’s Certificate of Incorporation, that the following is a true and correct copy of certain resolutions adopted by unanimous written consent of the Directors of the Corporation as of December 16, 1985 for the purpose of designating a series of the Preferred Stock authorized to be issued by the Corporation as “Preferred Stock, Series G” and stating the preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Preferred Stock, Series G.

RESOLVED, that, pursuant to Article FOURTH (I) of the Corporation’s Certificate of Incorporation, 10,000 shares of the Corporation’s Preferred Stock without par value be, and they hereby are, designated as the Corporation’s “Preferred Stock, Series G” (hereinafter sometimes referred to as “Series G”).

RESOLVED, that, pursuant to Article FOURTH (I) of the Corporation’s Certificate of Incorporation, the preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Preferred Stock, Series G, be, and they hereby are, stated to be as follows:

First: Each Share of Series G shall entitle the holder thereof to a cumulative dividend at an annual rate equal to 8% of the consideration received by the Corporation for such share, and no more, payable out of surplus or net profits of the Corporation as and when declared by the Board of Directors, but it shall entitle the holder thereof to no other dividend.

Second: Each share of Series G shall rank equally with all shares of Preferred Stock heretofore issued by the Corporation.

Third: No share of Series G shall entitle the holder thereof to any voting rights, except with respect to any change in the provisions of this resolution adversely affecting the preferences and relative, participating, optional and other special rights of such share, which change shall be submitted to the holders of the shares of Series G at any special or general meeting of the shareholders, for a vote of the holders of such shares. A positive vote of a majority of the Series G shares outstanding shall be required to approve any such change so submitted.

Fourth: The Corporation may from time to time at its sole discretion call any or all of the shares of Series G for redemption at a redemption price of $2,000 per share.

Fifth: Upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, each share of Series G shall entitle the holder thereof to receive the sum of (i) $2,000 plus (ii) the aggregate amount of any cumulative dividends accrued but unpaid with respect thereto, prior to any payment or distribution of the assets of the Corporation to any class or classes of stock of the Corporation ranking junior to Series G. If one or more other series of the Corporation’s Preferred Stock shall be outstanding and shall rank equally with Series G, and if sufficient funds shall not exist to pay the holders of such shares and the holders of Series G shares all monies to which they shall be entitled upon the liquidation, dissolution or winding up of the Corporation, then each share of Series G shall entitle the holder thereof only to his pro rata share of such funds as are available, based upon the consideration paid for such share and the aggregate amount of any cumulative dividends accrued but unpaid with respect thereto.

Sixth: The shares of Series G shall not be convertible into or exchangeable for, shares of any class or series of stock of the Corporation.

IN WITNESS WHEREOF, I have this 20th day of December 1985 hereunto set my hand.

By:	/s/ Derek James Sate
Name:	Derek James Sate
Title:	Vice President

ATTEST:

/s/ Christopher Henry Andrews
Secretary

LADSTOCK SECOND CORPORATION:

CERTIFICATE OF DESIGNATIONS

OF THE RIGHTS AND PREFERENCES

OF ITS PREFERRED STOCK, SERIES H

The undersigned, being Vice President of LADSTOCK SECOND CORPORATION, a Delaware corporation administered in the United Kingdom (the “Corporation”), DOES HEREBY CERTIFY, pursuant to Section 151(g) of the Delaware General Corporation law and Article FOURTH (I) of the Corporation’s Certificate of Incorporation, that the following is a true and correct copy of certain resolutions adopted by unanimous written consent of the Directors of the Corporation as of December 16, 1985 for the purpose of designating a series of the Preferred Stock authorized to be issued by the Corporation as “Preferred Stock, Series H” and stating the preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Preferred Stock, Series H.

RESOLVED, that, pursuant to Article FOURTH (I) of the Corporation’s Certificate of Incorporation, 18,000 shares of the Corporation’s Preferred Stock without par value be, and they hereby are, designated as the Corporation’s “Preferred Stock, Series H” (hereinafter sometimes referred to as “Series H”).

RESOLVED, that, pursuant to Article FOURTH (I) of the Corporation’s Certificate of Incorporation, the preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Preferred Stock, Series H, be, and they hereby are, stated to be as follows:

First: Each Share of Series H shall entitle the holder thereof to a cumulative dividend at an annual rate equal to 8% of the consideration received by the Corporation for such share, and no more, payable out of surplus or net profits of the Corporation as and when declared by the Board of Directors, but it shall entitle the holder thereof to no other dividend.

Second: Each share of Series H shall rank equally with all shares of Preferred Stock heretofore issued by the Corporation.

Third: No share of Series H shall entitle the holder thereof to any voting rights, except with respect to any change in the provisions of this resolution adversely affecting the preferences and relative, participating, optional and other special rights of such share, which change shall be submitted to the holders of the shares of Series H at any special or general meeting of the shareholders for a vote of the holders of such shares. A positive vote of a majority of the Series H shares outstanding shall be required to approve any such change so submitted.

Fourth: The Corporation may from time to time at its sole discretion call any or all of the shares of Series H for redemption at a redemption price of $2,000 per share.

Fifth: Upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, each share of Series H shall entitle the holder thereof to receive the sum of (i) $2,000 plus (ii) the aggregate amount of any cumulative dividends accrued but unpaid with respect thereto, prior to any payment or distribution of the assets of the Corporation to any class or classes of stock of the Corporation ranking junior to Series H. If one or more other series of the Corporation’s Preferred Stock shall be outstanding and shall rank equally with Series H, and if sufficient funds shall not exist to pay the holders of such shares and the holders of Series H shares all monies to which they shall be entitled upon the liquidation, dissolution or winding UP of the Corporation, then each share of Series H shall entitle the holder thereof only to his pro rata share of such funds as are available, based upon the consideration paid for such share and the aggregate amount of any cumulative dividends accrued but unpaid with respect thereto.

Sixth: The shares of Series H shall not be convertible into or exchangeable for, shares of any class or series of stock of the Corporation.

IN WITNESS WHEREOF, I have this 20th day of December 1985 hereunto set my hand.

By:	/s/ Derek James Sate
Name:	Derek James Sate
Title:	Vice President

ATTEST:

/s/ Christopher Henry Andrews
Secretary

THIRD AMENDMENT

TO

CERTIFICATE OF INCORPORATION

LADSTOCK SECOND CORPORATION

LADSTOCK SECOND CORPORATION, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1. The name of the corporation is LADSTOCK SECOND CORPORATION. The date of filing its original Certificate of Incorporation with the Secretary of State of the State of Delaware was October 13, 1981.

2. This Amendment to the Certificate of Incorporation further amends the Certificate of Incorporation of this corporation by adding a new ARTICLE SIXTH thereto.

3. The text of the new ARTICLE SIXTH shall read in its entirety as set forth in Exhibit A hereto.

4. The amendment to the Certificate of Incorporation herein certified was duly adopted by unanimous written consent of the sole stockholder in accordance with the applicable provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

5. Except as provided in Paragraphs 2 and 3 above, the Certificate of Incorporation of Ladstock Second Corporation shall remain unamended and in full force and effect.

IN WITNESS WHEREOF, Ladstock Second Corporation has caused this certificate to be signed by Cyril Stein, its President, and attested by Christopher Henry Andrews, its Secretary, this 8th day of June, 1987.

LADSTOCK SECOND CORPORATION

By	/s/ Cyril Stein
Cyril Stein, President

Attest:

By:	/s/ Christopher Henry Andrews
Christopher Henry Andrews, Secretary (SEAL)

EXHIBIT A

ARTICLE SIXTH

Section 1. Elimination of Certain Liability of Directors.

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

Section 2. Indemnification and Insurance.

(a) Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative thereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in subsection (b) of this Section 2, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section 2 shall be a contract right and shall include the right to be paid by the Corporation the expanses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation requires the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section 2 or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

(b) Right of Claimant to Bring Suit. If a claim under subsection (a) of this Section 2 is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(c) Non-Exclusivity of Rights. The right to indemnification and to the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section 2 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

(d) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

LADSTOCK SECOND CORPORATION

CERTIFICATE OF DESIGNATIONS

OF THE RIGHTS AND PREFERENCES

OF ITS PREFERRED STOCK, SERIES I

The undersigned, being a Vice President of LADSTOCK SECOND CORPORATION, a Delaware corporation administered in the United Kingdom (the “Corporation”), DOES HEREBY CERTIFY, pursuant to Section 151(g) of the Delaware General Corporation law and Article FOURTH (I) of the Corporation’s Certificate of Incorporation, that the following is a true and correct copy of certain resolutions adopted by unanimous written consent of the Directors of the Corporation as of 21st December, 1988, for the purpose of designating a series of the Preferred Stock authorized to be issued by the Corporation as “Preferred Stock, Series I” and stating the preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Preferred Stock, Series I.

RESOLVED, that, pursuant to Article FOURTH (I) of the Corporation’s Certificate of Incorporation, 10,000 shares of the Corporation’s Preferred Stock without par value be, and they hereby are, designated as the Corporation’s “Preferred Stock, Series I” hereinafter sometimes referred to as “Series I”).

RESOLVED, that, pursuant to Article FOURTH (I) of the Corporation’s Certificate of Incorporation, the preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Preferred Stock, Series I, be, and they hereby are, stated to be as follows:

First: Each Share of Series I shall entitle the holder thereof to a cumulative dividend at an annual rate equal to 8% of the consideration received by the Corporation for such share, and no more, payable out of surplus or net profits of the Corporation as and when declared by the Board of Directors, but it shall entitle the holder thereof to no other dividend.

Second: Each share of Series I shall rank equally with all shares of all series of Preferred Stock heretofore issued by the Corporation.

Third: No share of Series I shall entitle the holder thereof to any voting rights, except with respect to any change in the provisions of this resolution adversely affecting the preferences and relative, participating, optional and other special rights of such share, which change shall be submitted to the holders of the shares of Series I at any special or general meeting of the shareholders, for a vote of the holders of such shares. A positive vote of a majority of the Series I shares outstanding shall be required to approve any such change so submitted.

Fourth: The Corporation may from time to time at its sole discretion call any or all of the shares of Series I for redemption at a redemption price of $10,000 per share.

Fifth: Upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, each share of Series I shall entitle the holder thereof to receive the sum of (i) $10,000 plus (ii) the aggregate amount of any cumulative dividends accrued but unpaid with respect thereto, prior to any payment or distribution of the assets of the Corporation to any class or classes of stock of the Corporation ranking junior to Series I. If one or more other series of the Corporation’s Preferred Stock shall be outstanding and shall rank equally with Series I, and if sufficient funds shall not exist to pay the holders of such shares and the holders of Series I shares all monies to which they shall be entitled upon the liquidation, dissolution or winding up of the Corporation, then each share of Series I shall entitle the holder thereof only to his pro rata share of such funds as are available, based upon the consideration paid for such share and the aggregate amount of any cumulative dividends accrued but unpaid with respect thereto.

Sixth: The shares of Series I shall not be convertible into or exchangeable for, shares of any class or series of stock of the Corporation.

IN WITNESS WHEREOF, I have this 21st day of December 1988 hereunto set my hand.

By:	/s/ JF O’Mahony
Name:	JF O’Mahony
Title:	Vice - President

ATTEST:

/s/ [Illegible Signature]
Secretary

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

LADSTOCK SECOND CORPORATION

The undersigned, being a Vice President of LADSTOCK SECOND CORPORATION, a Delaware corporation administered in the United Kingdom (the “Corporation”), hereby certifies as follows:

FIRST: The name of the Corporation is LADSTOCK SECOND CORPORATION.

SECOND: The date the Corporation filed its Certificate of Incorporation with the Secretary of State of the State of Delaware was October 13, 1981.

THIRD: Article FOURTH of the Certificate of Incorporation of the Corporation, which article states the number of shares, par value, designations, preferences or relative, participating, optional or other special rights of the shares be, and it hereby is, amended to increase the total number of shares of all classes of capital stock to 131,000 and to increase the total number of shares of Preferred Stock (“Preferred Stock”) without par value to an aggregate number of 130,000 shares.

To effect such amendment, the first sentence of the said Article FOURTH is hereby amended to read in full as follows:

“The total number of shares of all classes of capital stock which the Corporation has the authority to issue is 131,000 shares, which are divided into two classes as follows:

130,000 shares of Preferred Stock (Preferred Stock) without par value, and

1,000 shares of Common Stock (Common Stock) par value $1.00 per share.”

FOURTH: That the amendment set forth above was duly adopted by written consent, dated 22nd December, 1988, of the sole holder of all of the issued and outstanding shares of the Corporation’s stock (Common Stock and Preferred Stock), pursuant to Sections 228(a) and 242 of the Delaware General Corporation Law.

FIFTH: That the remainder of the Corporation’s Certificate of Incorporation, including, without limitation, the remainder of Article FOURTH thereof, was not amended by such shareholder’s consent and remains in full force and effect.

IN WITNESS WHEREOF, I have hereunto signed my name and affirm that the statements made herein are true under the penalties of perjury, this 22nd day of December, 1988.

By:	/s/ JF O’Mahony
Name:	JF O’Mahony
Title:	Vice President

ATTEST:

/s/ [Illegible Signature]
Secretary

LADSTOCK SECOND CORPORATION

CERTIFICATE OF DESIGNATIONS

OF THE RIGHTS AND PREFERENCES

OF ITS PREFERRED STOCK, Series J

The undersigned, being a Vice President of LADSTOCK SECOND CORPORATION, a Delaware corporation administered in the United Kingdom (the “Corporation”), DOES HEREBY CERTIFY, pursuant to Section 151(g) of the Delaware General Corporation law and Article FOURTH (I) of the Corporation’s Certificate of Incorporation, that the following is a true and correct copy of certain resolutions adopted by unanimous written consent of the Directors of the Corporation as of 22nd December, 1988, for the purpose of designating a series of the Preferred Stock authorized to be issued by the Corporation as “Preferred Stock, Series J” and stating the preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Preferred Stock, Series J.

RESOLVED, that, pursuant to Article FOURTH (I) of the Corporation’s Certificate of Incorporation, 25,000 shares of the Corporation’s Preferred Stock without par value be, and they hereby are, designated as the Corporation’s “Preferred Stock, Series J” hereinafter sometimes referred to as “Series J”).

RESOLVED, that, pursuant to Article FOURTH (I) of the Corporation’s Certificate of Incorporation, the preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Preferred Stock, Series J, be, and they hereby are, stated to be as follows:

First: Each Share of Series J shall entitle the holder thereof to a cumulative dividend at an annual rate equal to 8% of the consideration received by the Corporation for such share, and no more, payable out of surplus or net profits of the Corporation as and when declared by the Board of Directors, but it shall entitle the holder thereof to no other dividend.

Second: Each share of Series J shall rank equally with all shares of all series of Preferred Stock heretofore issued by the Corporation.

Third: No share of Series J shall entitle the holder thereof to any voting rights, except with respect to any change in the provisions of this resolution adversely affecting the preferences and relative, participating, optional and other special rights of such share, which change shall be submitted to the holders of the shares of Series J at any special or general meeting of the shareholders, for a vote of the holders of such shares. A positive vote of a majority of the Series J shares outstanding shall be required to approve any such change so submitted.

Fourth: The Corporation may from time to time at its sole discretion call any or all of the shares of Series J for redemption at a redemption price of $2,000 per share.

Fifth: Upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, each share of Series J shall entitle the holder thereof to receive the sum of (i) $2,000 plus (ii) the aggregate amount of any cumulative dividends accrued but unpaid with respect thereto, prior to any payment or distribution of the assets of the Corporation to any class or classes of stock of the Corporation ranking junior to Series J. If one or more other series of the Corporation’s Preferred Stock shall be outstanding and shall rank equally with Series J, and if sufficient funds shall not exist to pay the holders of such shares and the holders of Series J shares all monies to which they shall be entitled upon the liquidation, dissolution or winding up of the Corporation, then each share of Series J shall entitle the holder thereof only to his pro rata share of such funds as are available, based upon the consideration paid for such share and the aggregate amount of any cumulative dividends accrued but unpaid with respect thereto.

Sixth: The shares of Series J shall not be convertible into or exchangeable for, shares of any class or series of stock of the Corporation.

IN WITNESS WHEREOF, I have this, 22nd day of December, 1988 hereunto set my hand.

By:	/s/ JF O’Mahony
Name:	JF O’Mahony
Title:	Vice President

ATTEST:

/s/ [Illegible Signature]
Secretary

CERTIFICATE OF AMENDMENT OF

THE CERTIFICATE OF INCORPORATION OF

LADSTOCK SECOND CORPORATION

The undersigned, being the President of LADSTOCK SECOND CORPORATION, a Delaware corporation administered in the United Kingdom (the “Corporation”), hereby certifies as follows:

1. The name of the Corporation is LADSTOCK SECOND CORPORATION.

2. The date the Corporation filed its Certificate of Incorporation with the Secretary of State of the State of Delaware was October 13, 1981.

3. Article FOURTH of the Certificate of Incorporation of the Corporation, which Article states the number of shares, par value, designations, preferences or relative, participating, optional or other special rights of the shares, shall be, and it hereby is, amended to increase the total number of shares of all classes of capital stock to 731,000 and to increase the total number of shares of Common Stock, $1.00 par value, to an aggregate number of 601,000 shares.

To effect such amendment, the first sentence of said Article FOURTH is hereby amended to read in full as follows:

“The total number of shares of all classes of capital stock which the Corporation has the authority to issue is 731,000, which are divided into two classes as follows: 130,000 shares of Preferred Stock (Preferred Stock) without par value, and 601,000 shares of Common Stock (Common Stock), par value $1.00 per share.”

4. The amendment set forth above was duly adopted by written consent, dated December 13, 1991, of the sole shareholder of all of the issued and outstanding shares of the Corporation’s stock (Common Stock and Preferred Stock), pursuant to Sections 228(a) and 242 of the Delaware General Corporation Law.

5. Except for certain amendments to the certificates of designation setting forth the rights, preferences and privileges of the Corporation’s various series of Preferred Stock, which amendments are the subject of a separate Certificate of Amendment of Certificates of Designation, the remainder of the Corporation’s Certificate of Incorporation, including, without limitation, the remainder of Article FOURTH thereof, was not amended by such stockholder’s consent and remains in full force and effect.

IN WITNESS WHEREOF, I have hereunto signed my name and affirm that the statements made herein are true under penalties of perjury this 13th day of December 1991.

/s/ Cyril Stein
Cyril Stein, President

ATTEST:

/s/ Jacob Friedlander
Jacob Friedlander, Assistant Secretary

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LADSTOCK SECOND CORPORATION

AMENDED

CERTIFICATE OF DESIGNATION

OF

THE RIGHTS AND PREFERENCES OF ITS SERIES OF PREFERRED STOCK

AS FOLLOWS:

PREFERRED STOCK 1982, SERIES A

PREFERRED STOCK, SERIES B

PREFERRED STOCK, SERIES C

PREFERRED STOCK, SERIES D

PREFERRED STOCK, SERIES E

PREFERRED STOCK, SERIES F

PREFERRED STOCK, SERIES G

PREFERRED STOCK, SERIES H

PREFERRED STOCK, SERIES I

PREFERRED STOCK, SERIES J

The undersigned, being the President of LADSTOCK SECOND CORPORATION, a Delaware corporation administered in the United Kingdom (the “Corporation”), DOES HEREBY CERTIFY, pursuant to Section 151(g) of the Delaware General Corporation Law and Article FOURTH (I) of the Corporation’s Certificate of Incorporation, that the following is a true and correct copy of certain resolutions adopted by unanimous written consent of the Directors of the Corporation and by the written consent of the sole stockholder of the Corporation, both as of December 13, 1991, for the purpose of amending the statement of preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Corporation’s Preferred Stock, 1982 Series A, Preferred Stock, Series B, Preferred Stock, Series C, Preferred Stock, Series D, Preferred Stock, Series E, Preferred Stock, Series F, Preferred Stock, Series G, Preferred Stock, Series H, Preferred Stock, Series I and Preferred Stock, Series J.

Preferred Stock, 1982 Series A

RESOLVED, that the preferences and relative, participating, optional and special rights and qualifications, limitations and restrictions of the Preferred Stock, 1982 Series A as set forth in the second resolution of that certain Ladstock Second Corporation: Certificate of Designation of the Rights and Preferences of its Preferred Stock, 1982 Series A filed with the Secretary of State of the State of Delaware shall be, and they hereby are, deleted in their entirety and the following is substituted in lieu thereof:

Pursuant to Article FOURTH (I) of the Corporation’s Certificate of Incorporation, the preferences and relative, participating, optional and other special rights and qualification, limitations and restrictions (collectively, the “Rights”) of the Preferred Stock, 1982 Series A (“Series A”), shall be, and they hereby are, stated to be essentially equal to the Rights of this Corporation’s Common Stock described in Article FOURTH (II) of this Corporation’s Certificate of Incorporation, and, in particular, to be as follows:

First: Subject to the preferential rights of other series of the Preferred Stock, the holders of the Series A stock will be entitled to receive, to the extent permitted by law or the by-laws of the Corporation, such dividends as may be declared from time to time by the Board of Directors equally and ratably with holders of the Common Stock of the Corporation.

Second: In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of other series of Preferred Stock, holders of Series A stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders equally and ratably with holders of the Common Stock of the Corporation. The Board of Directors may distribute in kind to the holders of Series A such remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other entity and receive payment therefor in cash, stock or obligations of such other corporation, trust or other entity, or any combination thereof, and may sell all or any part of the consideration so received and distribute any balance thereof in kind to holders of Series A. The merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the Corporation of any class, shall not be deemed to be a dissolution, liquidation or winding up of the Corporation for purposes of this paragraph.

2

Third: Except as may otherwise be required by law or the Certificate of Incorporation, each holder of Series A stock has one vote in respect of each share of such stock held by him of record on the books of the Corporation on all matters voted upon by the stockholders.

Fourth: Each holder of Series A stock of the Corporation shall have the first right (subject to pragmatic adjustments to avoid the issuance of fractional shares) to purchase shares of any class of capital stock of the Corporation that may be hereafter from time to time be issued (whether or not presently authorized) or any securities exchangeable for or convertible into any class of capital stock or any warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire the foregoing securities of the Corporation, in the ratio that the number of shares of Series A stock he holds at the time of the issue bears to the sum of the outstanding shares of Common Stock, plus the outstanding shares of any series of Preferred Stock the Rights of which are stated to be essentially equal to the Rights of this Corporation’s Common Stock; provided, however, this right shall be deemed waived by any holder of Series A stock who does not exercise it and pay for the securities pre-empted within 30 days of receipt of a notice in writing from the Corporation inviting him to exercise the right.

Preferred Stock, Series B

RESOLVED, that the preferences and relative, participating, optional and special rights and qualifications, limitations and restrictions of the Preferred Stock, Series B as set forth in the second resolution of that certain Ladstock Second corporation: Certificate of Designation of the Rights and

3

Preferences of its Preferred Stock, Series B filed with the Secretary of State of the State of Delaware shall be, and they hereby are, deleted in their entirety and the following is substituted in lieu thereof:

Pursuant to Article FOURTH (I) of the Corporation’s Certificate of Incorporation, the preferences and relative, participating, optional and other special rights and qualification, limitations and restrictions (collectively, the “Rights”) of the Preferred Stock, Series B (“Series B”), shall be, and they hereby are, stated to be essentially equal to the Rights of this Corporation’s Common Stock described in Article FOURTH (II) of this Corporation’s Certificate of Incorporation, and, in particular, to be as follows:

First: Subject to the preferential rights of other series of the Preferred Stock, the holders of the Series B stock will be entitled to receive, to the extent permitted by law or the by-laws of the Corporation, such dividends as may be declared from time to time by the Board of Directors equally and ratably with holders of the Common Stock of the Corporation.

Second: In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of other series of Preferred Stock, holders of Series B stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders equally and ratably with holders of the Common Stock of the Corporation. The Board of Directors may distribute in kind to the holders of Series B such remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other entity and receive payment therefor in cash, stock or obligations of such other corporation, trust or other entity, or any combination thereof, and may sell all or any part of the consideration so

4

received and distribute any balance thereof in kind to holders of Series B. The merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the Corporation of any class, shall not be deemed to be a dissolution, liquidation or winding up of the Corporation for purposes of this paragraph.

Third: Except as may otherwise be required by law or the Certificate of Incorporation, each holder of Series B stock has one vote in respect of each share of such stock held by him of record on the books of the Corporation on all matters voted upon by the stockholders.

Fourth: Each holder of Series B stock of the Corporation shall have the first right (subject to pragmatic adjustments to avoid the issuance of fractional shares) to purchase shares of any class of capital stock of the Corporation that may be hereafter from time to time be issued (whether or not presently authorized) or any securities exchangeable for or convertible into any class of capital stock or any warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire the foregoing securities of the Corporation, in the ratio that the number of shares of Series B stock he holds at the time of the issue bears to the sum of the outstanding shares of Common Stock, plus the outstanding shares of any series of Preferred Stock the Rights of which are stated to be essentially equal to the Rights of this Corporation’s common Stock; provided, however, this right shall be deemed waived by any holder of Series B stock who does not exercise it and pay for the securities pre-empted within 30 days of receipt of a notice in writing from the Corporation inviting him to exercise the right.

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Preferred Stock, Series C

RESOLVED, that the preferences and relative, participating, optional and special rights and qualifications, limitations and restrictions of the Preferred Stock, Series C as set forth in the second resolution of that certain Ladstock Second corporation: Certificate of Designation of the Rights and Preferences of its Preferred Stock, Series C filed with the Secretary of State of the State of Delaware shall be, and they hereby are, deleted in their entirety and the following is substituted in lieu thereof:

Pursuant to Article FOURTH (I) of the Corporation’s Certificate of Incorporation, the preferences and relative, participating, optional and other special rights and qualification, limitations and restrictions (collectively, the “Rights”) of the Preferred Stock, Series C (“Series C”), shall be, and they hereby are, stated to be essentially equal to the Rights of this Corporation’s Common Stock described in Article FOURTH (II) of this Corporation’s Certificate of Incorporation, and, in particular, to be as follows:

First: Subject to the preferential rights of other series of the Preferred Stock, the holders of the Series C stock will be entitled to receive, to the extent permitted by law or the by-laws of the Corporation, such dividends as may be declared from time to time by the Board of Directors equally and ratably with holders of the Common Stock of the Corporation.

Second: In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of other series of Preferred Stock, holders of Series C stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders equally and ratably with holders of the Common Stock of the Corporation. The Board of Directors may distribute in kind to the holders of Series C such remaining assets

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of the Corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other entity and receive payment therefor in cash, stock or obligations of such other corporation, trust or other entity, or any combination thereof, and may sell all or any part of the consideration so received and distribute any balance thereof in kind to holders of Series C. The merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the Corporation of any class, shall not be deemed to be a dissolution, liquidation or winding up of the Corporation for purposes of this paragraph.

Third: Except as may otherwise be required by law or the Certificate of Incorporation, each holder of Series C stock has one vote in respect of each share of such stock held by him of record on the books of the Corporation on all matters voted upon by the stockholders.

Fourth: Each holder of Series C stock of the Corporation shall have the first right (subject to pragmatic adjustments to avoid the issuance of fractional shares) to purchase shares of any class of capital stock of the Corporation that may be hereafter from time to time be issued (whether or not presently authorized) or any securities exchangeable for or convertible into any class of capital stock or any warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire the foregoing securities of the Corporation, in the ratio that the number of shares of Series C stock he holds at the time of the issue bears to the sum of the outstanding shares of Common Stock, plus the outstanding shares of any series of Preferred Stock the Rights of which are stated to be essentially equal to the Rights of this Corporation’s Common Stock; provided, however, this right shall be deemed waived by any holder of Series C stock who does not exercise it and pay for the securities pre-empted within 30 days of receipt of a notice in writing from the Corporation inviting him to exercise the right.

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Preferred Stock, Series D

RESOLVED, that the preferences and relative, participating, optional and special rights and qualifications, limitations and restrictions of the Preferred Stock, Series D as set forth in the second resolution of that certain Ladstock Second Corporation: Certificate of Designation of the Rights and Preferences of its Preferred Stock, Series D filed with the Secretary of State of the State of Delaware shall be, and they hereby are, deleted in their entirety and the following is substituted in lieu thereof:

Pursuant to Article FOURTH (I) of the Corporation’s Certificate of Incorporation, the preferences and relative, participating, optional and other special rights and qualification, limitations and restrictions (collectively, the “Rights”) of the Preferred Stock, Series D (“Series D”), shall be, and they hereby are, stated to be essentially equal to the Rights of this Corporation’s Common Stock described in Article FOURTH (II) of this Corporation’s Certificate of Incorporation, and, in particular, to be as follows:

First: Subject to the preferential rights of other series of the Preferred Stock, the holders of the Series D stock will be entitled to receive, to the extent permitted by law or the by-laws of the Corporation, such dividends as may be declared from time to time by the Board of Directors equally and ratably with holders of the Common Stock of the Corporation.

Second: In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of other series of Preferred Stock, holders of Series D stock shall be entitled to receive all of the remaining assets of the Corporation of

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whatever kind available for distribution to stockholders equally and ratably with holders of the Common Stock of the Corporation. The Board of Directors may distribute in kind to the holders of Series D such remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other entity and receive payment therefor in cash, stock or obligations of such other corporation, trust or other entity, or any combination thereof, and may sell all or any part of the consideration so received and distribute any balance thereof in kind to holders of Series D. The merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the Corporation of any class, shall not be deemed to be a dissolution, liquidation or winding up of the Corporation for purposes of this paragraph.

Third: Except as may otherwise be required by law or the Certificate of Incorporation, each holder of Series D stock has one vote in respect of each share of such stock held by him of record on the books of the Corporation on all matters voted upon by the stockholders.

Fourth: Each holder of Series D stock of the Corporation shall have the first right (subject to pragmatic adjustments to avoid the issuance of fractional shares) to purchase shares of any class of capital stock of the Corporation that may be hereafter from time to time be issued (whether or not presently authorized) or any securities exchangeable for or convertible into any class of capital stock or any warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire the foregoing securities of the Corporation, in the ratio that the number of shares of Series D stock he holds at the time of the issue bears to the sum of the outstanding shares of Common Stock, plus the outstanding shares of any series of Preferred Stock the Rights of which are stated to be

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essentially equal to the Rights of this Corporation’s Common Stock; provided, however, this right shall be deemed waived by any holder of Series D stock who does not exercise it and pay for the securities preempted within 30 days of receipt of a notice in writing from the Corporation inviting him to exercise the right.

Preferred Stock. Series E

RESOLVED, that the preferences and relative, participating, optional and special rights and qualifications, limitations and restrictions of the Preferred Stock, Series E as set forth in the second resolution of that certain Ladstock Second Corporation: Certificate of Designation of the Rights and Preferences of its Preferred Stock, Series E filed with the Secretary of State of the State of Delaware shall be, and they hereby are, deleted in their entirety and the following is substituted in lieu thereof:

Pursuant to Article FOURTH (I) of the Corporation’s Certificate of Incorporation, the preferences and relative, participating, optional and other special rights and qualification, limitations and restrictions (collectively, the “Rights”) of the Preferred Stock, Series E (“Series E”), shall be, and they hereby are, stated to be essentially equal to the Rights of this Corporation’s Common Stock described in Article FOURTH (II) of this Corporation’s Certificate of Incorporation, and, in particular, to be as follows:

First: Subject to the preferential rights of other series of the Preferred Stock, the holders of the Series E stock will be entitled to receive, to the extent permitted by law or the by-laws of the Corporation, such dividends as may be declared from time to time by the Board of Directors equally and ratably with holders of the Common Stock of the Corporation.

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Second: In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of other series of Preferred Stock, holders of Series E stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders equally and ratably with holders of the Common Stock of the Corporation. The Board of Directors may distribute in kind to the holders of Series E such remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other entity and receive payment therefor in cash, stock or obligations of such other corporation, trust or other entity, or any combination thereof, and may sell all or any part of the consideration so received and distribute any balance thereof in kind to holders of Series E. The merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the Corporation of any class, shall not be deemed to be a dissolution, liquidation or winding up of the Corporation for purposes of this paragraph.

Third: Except as may otherwise be required by law or the Certificate of Incorporation, each holder of Series E stock has one vote in respect of each share of such stock held by him of record on the books of the Corporation on all matters voted upon by the stockholders.

Fourth: Each holder of Series E stock of the Corporation shall have the first right (subject to pragmatic adjustments to avoid the issuance of fractional shares) to purchase shares of any class of capital stock of the Corporation that may be hereafter from time to time be issued (whether or not presently authorized) or any securities exchangeable for or convertible into any class of capital stock or any warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire the foregoing securities of the Corporation, in the ratio that the number

11

of shares of Series E stock he holds at the time of the issue bears to the sum of the outstanding shares of Common Stock, plus the outstanding shares of any series of Preferred Stock the Rights of which are stated to be essentially equal to the Rights of this Corporation’s Common Stock; provided, however, this right shall be deemed waived by any holder of Series E stock who does not exercise it and pay for the securities preempted within 30 days of receipt of a notice in writing from the Corporation inviting him to exercise the right.

Preferred Stock, Series F

RESOLVED, that the preferences and relative, participating, optional and special rights and qualifications, limitations and restrictions of the Preferred Stock, Series F as set forth in the second resolution of that certain Ladstock Second Corporation: Certificate of Designation of the Rights and Preferences of its Preferred Stock, Series F filed with the Secretary of State of the State of Delaware shall be, and they hereby are, deleted in their entirety and the following is substituted in lieu thereof:

Pursuant to Article FOURTH (I) of the Corporation’s Certificate of Incorporation, the preferences and relative, participating, optional and other special rights and qualification, limitations and restrictions (collectively, the “Rights”) of the Preferred Stock, Series F (“Series F”), shall be, and they hereby are, stated to be essentially equal to the Rights of this Corporation’s Common Stock described in Article FOURTH (II) of this Corporation’s Certificate of Incorporation, and, in particular, to be as follows:

First: Subject to the preferential rights of other series of the Preferred Stock, the holders of the Series F stock will be entitled to receive, to the extent permitted by law or the by-laws of the Corporation, such dividends as may be declared from time to time by the Board of Directors equally and ratably with holders of the Common Stock of the Corporation.

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Second: In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of other series of Preferred Stock, holders of Series F stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders equally and ratably with holders of the Common Stock of the Corporation. The Board of Directors may distribute in kind to the holders of Series F such remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other entity and receive payment therefor in cash, stock or obligations of such other corporation, trust or other entity, or any combination thereof, and may sell all or any part of the consideration so received and distribute any balance thereof in kind to holders of Series F. The merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the Corporation of any class, shall not be deemed to be a dissolution, liquidation or winding up of the Corporation for purposes of this paragraph.

Third: Except as may otherwise be required by law or the Certificate of Incorporation, each holder of Series F stock has one vote in respect of each share of such stock held by him of record on the books of the Corporation on all matters voted upon by the stockholders.

Fourth: Each holder of Series F stock of the Corporation shall have the first right (subject to pragmatic adjustments to avoid the issuance of fractional shares) to purchase shares of any class of capital stock of the Corporation that may be hereafter from time to time be issued (whether or not presently authorized) or any securities exchangeable for or convertible into any class of capital stock or any warrants or

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other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire the foregoing securities of the corporation, in the ratio that the number of shares of Series F stock he holds at the time of the issue bears to the sum of the outstanding shares of Common Stock, plus the outstanding shares of any series of Preferred Stock the Rights of which are stated to be essentially equal to the Rights of this Corporation’s Common Stock; provided, however, this right shall be deemed waived by any holder of Series F stock who does not exercise it and pay for the securities pre-empted within 30 days of receipt of a notice in writing from the Corporation inviting him to exercise the right.

Preferred Stock, Series G

RESOLVED, that the preferences and relative, participating, optional and special rights and qualifications, limitations and restrictions of the Preferred Stock, Series G as set forth in the second resolution of that certain Ladstock second corporation: Certificate of Designation of the Rights and Preferences of its Preferred stock, Series G filed with the Secretary of State of the State of Delaware shall be, and they hereby are, deleted in their entirety and the following is substituted in lieu thereof:

Pursuant to Article FOURTH (I) of the Corporation’s Certificate of Incorporation, the preferences and relative, participating, optional and other special rights and qualification, limitations and restrictions (collectively, the “Rights”) of the Preferred Stock, Series G (“Series G”), shall be, and they hereby are, stated to be essentially equal to the Rights of this Corporation’s Common Stock described in Article FOURTH (II) of this Corporation’s Certificate of Incorporation, and, in particular, to be as follows:

First: Subject to the preferential rights of other series of the Preferred Stock, the holders of the Series G stock will be entitled to receive, to the extent permitted by law or the by-laws of the Corporation, such dividends as may be declared from time to time by the Board of Directors equally and ratably with holders of the Common Stock of the Corporation.

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Second: In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of other series of Preferred Stock, holders of Series G stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders equally and ratably with holders of the Common Stock of the Corporation. The Board of Directors may distribute in kind to the holders of Series G such remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other entity and receive payment therefor in cash, stock or obligations of such other corporation, trust or other entity, or any combination thereof, and may sell all or any part of the consideration so received and distribute any balance thereof in kind to holders of Series G. The merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the Corporation of any class, shall not be deemed to be a dissolution, liquidation or winding up of the Corporation for purposes of this paragraph.

Third: Except as may otherwise be required by law or the Certificate of Incorporation, each holder of Series G stock has one vote in respect of each share of such stock held by him of record on the books of the Corporation on all matters voted upon by the stockholders.

Fourth: Each holder of Series G stock of the Corporation shall have the first right (subject to pragmatic adjustments to avoid the issuance of fractional shares) to purchase shares of any class of capital stock

15

of the Corporation that may be hereafter from time to time be issued (whether or not presently authorized) or any securities exchangeable for or convertible into any class of capital stock or any warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire the foregoing securities of the Corporation, in the ratio that the number of shares of Series G stock he holds at the time of the issue bears to the sum of the outstanding shares of Common Stock, plus the outstanding shares of any series of Preferred Stock the Rights of which are stated to be essentially equal to the Rights of this Corporation’s Common Stock; provided, however, this right shall be deemed waived by any holder of Series G stock who does not exercise it and pay for the securities pre-empted within 30 days of receipt of a notice in writing from the Corporation inviting him to exercise the right.

Preferred Stock. Series H

RESOLVED, that the preferences and relative, participating, optional and special rights and qualifications, limitations and restrictions of the Preferred Stock, Series H as set forth in the second resolution of that certain Ladstock Second Corporation: Certificate of Designation of the Rights and Preferences of its Preferred Stock, Series H filed with the Secretary of State of the State of Delaware shall be, and they hereby are, deleted in their entirety and the following is substituted in lieu thereof:

Pursuant to Article FOURTH (I) of the Corporation’s Certificate of Incorporation, the preferences and relative, participating, optional and other special rights and qualification, limitations and restrictions (collectively, the “Rights”) of the Preferred Stock, Series H (“Series H”), shall be, and they hereby are, stated to be essentially equal to the Rights of this Corporation’s Common Stock described in Article FOURTH (II) of this Corporation’s certificate of Incorporation, and, in particular, to be as follows:

16

First: Subject to the preferential rights of other series of the Preferred Stock, the holders of the Series H stock will be entitled to receive, to the extent permitted by law or the by-laws of the Corporation, such dividends as may be declared from time to time by the Board of Directors equally and ratably with holders of the Common Stock of the Corporation.

Second: In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of other series of Preferred Stock, holders of Series H stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders equally and ratably with holders of the Common Stock of the Corporation. The Board of Directors may distribute in kind to the holders of Series H such remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other entity and receive payment therefor in cash, stock or obligations of such other corporation, trust or other entity, or any combination thereof, and may sell all or any part of the consideration so received and distribute any balance thereof in kind to holders of Series H. The merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the Corporation of any class, shall not be deemed to be a dissolution, liquidation or winding up of the Corporation for purposes of this paragraph.

Third: Except as may otherwise be required by law or the Certificate of Incorporation, each holder of Series H stock has one vote in respect of each share of such stock held by him of record on the books of the Corporation on all matters voted upon by the stockholders.

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Fourth: Each holder of Series H stock of the Corporation shall have the first right (subject to pragmatic adjustments to avoid the issuance of fractional shares) to purchase shares of any class of capital stock of the Corporation that may be hereafter from time to time be issued (whether or not presently authorized) or any securities exchangeable for or convertible into any class of capital stock or any warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire the foregoing securities of the Corporation, in the ratio that the number of shares of Series H stock he holds at the time of the issue bears to the sum of the outstanding shares of Common Stock, plus the outstanding shares of any series of Preferred Stock the Rights of which are stated to be essentially equal to the Rights of this Corporation’s Common Stock; provided, however, this right shall be deemed waived by any holder of Series H stock who does not exercise it and pay for the securities pre-empted within 30 days of receipt of a notice in writing from the Corporation inviting him to exercise the right.

Preferred Stock, Series I

RESOLVED, that the preferences and relative, participating, optional and special rights and qualifications, limitations and restrictions of the Preferred Stock, Series I as set forth in the second resolution of that certain Ladstock Second Corporation: Certificate of Designation of the Rights and Preferences of its Preferred Stock, Series I filed with the Secretary of State of the State of Delaware shall be, and they hereby are, deleted in their entirety and the following is substituted in lieu thereof:

Pursuant to Article FOURTH (I) of the Corporation’s Certificate of Incorporation, the preferences and relative, participating, optional and other special rights and qualification, limitations and restrictions (collectively, the “Rights”) of the Preferred Stock, Series I (“Series I”), shall be, and they hereby are, stated to be essentially equal to the Rights of this Corporation’s

18

Common Stock described in Article FOURTH (II) of this Corporation’s Certificate of Incorporation, and, in particular, to be as follows:

First: Subject to the preferential rights of other series of the Preferred Stock, the holders of the Series I stock will be entitled to receive, to the extent permitted by law or the by-laws of the Corporation, such dividends as may be declared from time to time by the Board of Directors equally and ratably with holders of the Common Stock of the Corporation.

Second: In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of other series of Preferred Stock, holders of Series I stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders equally and ratably with holders of the Common Stock of the Corporation. The Board of Directors may distribute in kind to the holders of Series I such remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other entity and receive payment therefor in cash, stock or obligations of such other corporation, trust or other entity, or any combination thereof, and may sell all or any part of the consideration so received and distribute any balance thereof in kind to holders of Series I. The merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the Corporation of any class, shall not be deemed to be a dissolution, liquidation or winding up of the Corporation for purposes of this paragraph.

Third: Except as may otherwise be required by law or the Certificate of Incorporation, each holder of Series I stock has one vote in respect of each share of such stock held by him of record on the books of the Corporation on all matters voted upon by the stockholders.

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Fourth: Each holder of Series I stock of the Corporation shall have the first right (subject to pragmatic adjustments to avoid the issuance of fractional shares) to purchase shares of any class of capital stock of the Corporation that may be hereafter from time to time be issued (whether or not presently authorized) or any securities exchangeable for or convertible into any class of capital stock or any warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire the foregoing securities of the Corporation, in the ratio that the number of shares of Series I stock he holds at the time of the issue bears to the sum of the outstanding shares of Common Stock, plus the outstanding shares of any series of Preferred Stock the Rights of which are stated to be essentially equal to the Rights of this Corporation’s Common Stock; provided, however, this right shall be deemed waived by any holder of Series I stock who does not exercise it and pay for the securities pre-empted within 30 days of receipt of a notice in writing from the Corporation inviting him to exercise the right.

Preferred Stock, Series J

RESOLVED, that the preferences and relative, participating, optional and special rights and qualifications, limitations and restrictions of the Preferred Stock, Series J as set forth in the second resolution of that certain Ladstock Second Corporation: Certificate of Designation of the Rights and Preferences of its Preferred Stock, Series J filed with the Secretary of State of the State of Delaware shall be, and they hereby are, deleted in their entirety and the following is substituted in lieu thereof:

Pursuant to Article FOURTH (I) of the Corporation’s Certificate of Incorporation, the preferences and relative, participating, optional and other special rights and

20

qualification, limitations and restrictions (collectively, the “Rights”) of the Preferred Stock, Series J (“Series J”), shall be, and they hereby are, stated to be essentially equal to the Rights of this Corporation’s Common Stock described in Article FOURTH (II) of this Corporation’s Certificate of Incorporation, and, in particular, to be as follows:

First: Subject to the preferential rights of other series of the Preferred Stock, the holders of the Series J stock will be entitled to receive, to the extent permitted by law or the by-laws of the Corporation, such dividends as may be declared from time to time by the Board of Directors equally and ratably with holders of the Common Stock of the Corporation.

Second: In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of other series of Preferred Stock, holders of Series J stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders equally and ratably with holders of the Common Stock of the Corporation. The Board of Directors may distribute in kind to the holders of Series J such remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other entity and receive payment therefor in cash, stock or obligations of such other corporation, trust or other entity, or any combination thereof, and may sell all or any part of the consideration so received and distribute any balance thereof in kind to holders of Series J. The merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the Corporation of any class, shall not be deemed to be a dissolution, liquidation or winding up of the Corporation for purposes of this paragraph.

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Third: Except as may otherwise be required by law or the Certificate of Incorporation, each holder of Series J stock has one vote in respect of each share of such stock held by him of record on the books of the Corporation on all matters voted upon by the stockholders.

Fourth: Each holder of Series J stock of the Corporation shall have the first right (subject to pragmatic adjustments to avoid the issuance of fractional shares) to purchase shares of any class of capital stock of the Corporation that may be hereafter from time to time be issued (whether or not presently authorized) or any securities exchangeable for or convertible into any class of capital stock or any warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire the foregoing securities of the Corporation, in the ratio that the number of shares of Series J stock he holds at the time of the issue bears to the sum of the outstanding shares of Common Stock, plus the outstanding shares of any series of Preferred Stock the Rights of which are stated to be essentially equal to the Rights of this Corporation’s Common Stock; provided, however, this right shall be deemed waived by any holder of Series J stock who does not exercise it and pay for the securities pre-empted within 30 days of receipt of a notice in writing from the Corporation inviting him to exercise the right.

IN WITNESS WHEREOF, I have this 13th day of December 1991, hereunto set my hand.

/s/ Cyril Stein
Cyril Stein, President

ATTEST:

/s/ Jacob Friedlander
Jacob Friedlander,
Assistant Secretary

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CERTIFICATE OF AMENDMENT OF

THE CERTIFICATE OF INCORPORATION OF

LADSTOCK SECOND CORPORATION

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

Ladstock Second Corporation, a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

(1)	ARTICLE FIRST of the Certificate of Incorporation of the Corporation is amended to read in its entirety as follows:

“FIRST. The name of the Corporation is HIC Second Corporation.”

(2)	This Certificate of Amendment has been duly adopted by the sole stockholder of the Corporation in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be executed and acknowledged by its duly authorized officer this 21 day of February, 2006.

LADSTOCK SECOND CORPORATION

By:	/s/ M. J. Noble
Name: M. J. Noble
Title: President

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE

AND OF REGISTERED AGENT

HIC SECOND CORPORATION

It is hereby certified that:

1. The name of the corporation (hereinafter called the “corporation”) is: HIC SECOND CORPORATION.

2. The registered office of the corporation within the State of Delaware is hereby changed to 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle.

3. The registered agent of the corporation within the State of Delaware is hereby changed to Corporation Service Company the business office of which is identical with the registered office of the corporation as hereby changed.

4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on 11/15, 2006

Signature:	/s/ Paul Lierman
Name:	Paul Lierman
Title:	Vice President